March 31, 2006

GRANUM VALUE FUND
a series of Granum Series Trust

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED FEBRUARY 28, 2006

The disclosure regarding the compensation of the Trustees of the Granum Series Trust (the “Trust”) on page B-17 of the Statement of Additional Information is revised as follows:

Compensation. Trustees who are not officers or employees of the Investment Adviser, a Distributor or their affiliated companies, are each paid an annual retainer of $12,000 plus an attendance fee of $1,000 for each in-person meeting of the Board of Trustees or $500 for each telephonic meeting of the Board of Trustees. Each Trustee who is a member of the Audit Committee is paid $500 for each Audit Committee meeting if such meeting is not held on the same day as a meeting of the Board. The Trust reimburses the Trustees’ reasonable travel expenses in connection with attending meetings of the Board and of the Audit Committee. Officers of the Trust, all of whom are members, officers or employees of the Investment Adviser, a Distributor, the Administrator or their affiliates, receive no compensation from the Trust. Trustee compensation from the Trust for the 2005 fiscal year is set forth below.

Please retain this Supplement for future reference.
The date of this Supplement is March 31, 2006.